American Beacon Zebra Large Cap Equity Fund
American Beacon Zebra Small Cap Equity Fund
Retirement Class

Supplement Dated August 23, 2010
To the Prospectus dated June 1, 2010

IMPORTANT CHANGE TO RETIREMENT CLASS SHARES OF THE FUNDS

Retirement Class shares of the American Beacon Zebra Large Cap Equity Fund and Retirement Class shares of the American Beacon Small Cap Equity Fund currently are not being offered for sale.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE